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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 26, 2000


                            Commission file number:
                                   000-15760
                                  -----------


                                 HARDINGE INC.
             (Exact name of Registrant as specified in its charter)




           NEW YORK                               16-0470200
           --------                               ----------
 (State or other jurisdiction of                 (I.R.S. Employer
  incorporation or organization)                Identification No.)


                      ONE HARDINGE DRIVE ELMIRA, NY 14902
              (Address of principal executive offices) (Zip code)


                                 (607) 734-2281
              (Registrant's telephone number including area code)
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ITEM 5. OTHER EVENTS


         On October 26, 2000, Hardinge Inc. issued a press release announcing earnings for the third quarter 2000. A copy of the press release is included as
Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

             99 Press Release issued by registrant on October 26, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       HARDINGE INC.



October 27, 2000                      By: /s/ RICHARD L. SIMONS
---------------------------               ---------------------
Date                                      Richard L. Simons
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Financial Officer)


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